EXHIBIT 32.1

TC ENERGY CORPORATION

450 – 1st Street S.W.
Calgary, Alberta, Canada
T2P 5H1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
REGARDING PERIODIC REPORT CONTAINING
FINANCIAL STATEMENTS

I, François L. Poirier, the Chief Executive Officer of TC Energy Corporation (the "Company"), in compliance with 18 U.S.C.  Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify, in connection with the Company’s Quarterly Report as filed on Form 6-K for the period ended September 30, 2022 with the Securities and Exchange Commission (the "Report"), that:

1.the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ François L. Poirier
François L. Poirier
Chief Executive Officer
November 9, 2022

1 of 2

TRANSCANADA PIPELINES LIMITED

450 – 1st Street S.W.
Calgary, Alberta, Canada
T2P 5H1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
REGARDING PERIODIC REPORT CONTAINING
FINANCIAL STATEMENTS

I, François L. Poirier, the Chief Executive Officer of TransCanada PipeLines Limited (the "Company"), in compliance with 18 U.S.C.  Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify, in connection with the Company's Quarterly Report as filed on Form 6-K for the period ended September 30, 2022 with the Securities and Exchange Commission (the "Report"), that:

1.the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ François L. Poirier
François L. Poirier
Chief Executive Officer
November 9, 2022

2 of 2